UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22180

Meyers Capital Investments Trust

 (Exact Name of Registrant as Specified in Charter)

2695 Sandover Road

Columbus, OH 43220

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (614) 442-0384

Frank B. Meyers

2695 Sandover Road

Columbus, OH 43220

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

May 31, 2014

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SHAREHOLDER LETTER

MAY 31, 2014 (UNAUDITED)

Dear Shareholder,

The Fund’s total return for the fiscal year ended May 31, 2014 was 44.56%.  Although market conditions were generally favorable as indicated by the returns of the Fund’s benchmark, the Russell 2000 Growth Index, which produced a total return of 16.70% over the same time period, the Fund did significantly better.  Additionally, for the three-year period ended May 31, 2014, the Fund with annualized returns of 12.48%, also outpaced the Russell 2000 Growth Index, which had annualized returns of 11.40%.

During the fiscal year ended May 31, 2014, equity market returns, including those of the Russell 2000 Growth Index, varied somewhat and small-cap and growth-oriented sectors generally trended higher.  Consequently, as was the case in many years, market trends provided a positive base of performance while astute stock selection played a significant role in enhancing Fund returns.  During the last year, many of the Fund's portfolio securities performed exceptionally well and, as a whole, the Fund's positions outpaced the Russell 2000 Growth Index, which resulted in above-index performance for the year-over-year period.  As in years past, the Fund's portfolio will continue to be managed on an opportunistic basis relying on astute security selection rather than any index-replication or index-tracking strategy.

While the Fund and most growth-oriented indexes have experienced ups and downs during the last fiscal year, each benefited from an overall positive trend towards higher stock prices.  Nonetheless, I believe we remain in challenging times.  Both the US and global economy are uncertain, investors may be nervous and consumers may be cautious.  Historically, such times have represented excellent opportunities for investors with long-term time horizons.  The Meyers Capital Aggressive Growth Fund currently is invested in what I believe to be many great small companies that appear to be trading below their long-term intrinsic value and I am very optimistic and excited about the benefits of astute security selection and the prospects for the Fund.

Thank you for your continued confidence.

Sincerely,

Frank Meyers

President, Meyers Capital Investments Trust

Portfolio Manager, Meyers Capital Aggressive Growth Fund

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2014 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDING MAY 31, 2014
	One Year	Three Year	Since Inception (September 2, 2008)	Value
Meyers Capital Aggressive Growth Fund	44.56%	12.48%	6.89%	$14,664
Russell 2000 Growth Index	16.70%	11.40%	9.84%	$17,137

The Fund’s total annual fund operating expense ratio as provided in the Fund’s Prospectus dated October 1, 2013, was 1.90%.

20,000
15,000
10,000
5,000
-
Meyers Capital Aggressive Growth Fund
Russell 2000 Growth Index
9/2/2008 (Fund Inception)
September-08
January-09
May-09
September-09
January-10
May-10
September-10
January-11
May-11
September-11
January-12
May-12
September-12
January-13
May-13
September-13
January-14
May-14

This chart assumes an initial investment of $10,000 made on 9/2/2008 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  It is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (866)-232-3837.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2014

Shares		Value

COMMON STOCKS - 92.24%

Agricultural Prod-Livestock & Animal Specialties - 0.95%
500	Cal-Maine Foods, Inc.	$ 34,880

Air Transportation, Scheduled - 0.67%
1,600	Hawaiian Holdings, Inc. *	24,704

Carpets & Rugs - 0.96%
3,000	The Dixie Group, Inc. *	35,340

Computer Peripheral Equipment - 1.02%
500	Palo Alto Networks, Inc. *	37,455

Crude Petroleum & Natural Gas - 2.05%
500	Panhandle Oil and Gas, Inc.	27,470
4,803	Triangle Petroleum Corp. *	48,270
		75,740
Dairy Products - 1.71%
2,000	The WhiteWave Foods Co. Class A *	62,980

Drilling Oil & Gas Wells - 0.55%
4,500	Hercules Offshore, Inc. *	20,430

Electrical Industrial Apparatus - 0.71%
6,000	Plug Power, Inc. *	26,100

Electromedical & Electrotherapeutic Apparatus - 0.35%
1,000	Fonar Corp. *	12,950

Electronic Components & Access - 0.43%
600	Universal Display Corp. *	15,696

Electronic Computers - 0.58%
1,000	Super Micro Computer, Inc. *	21,500

Electronic Connectors - 4.31%
5,100	Methode Electronics, Inc.	158,865

Fire, Marine & Casualty Insurance - 8.28%
10,000	United Insurance Holdings Corp.	176,500
10,331	Universal Insurance Holdings, Inc.	129,034
		305,534

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2014

Shares		Value

Food & Kindred Products - 2.58%
6,800	Amira Nature Foods Ltd. (United Arab Emirates) *	$ 95,200

Footwear - 4.22%
3,500	Skechers USA, Inc. Class A *	155,750

Functions Related to Depository Banking - 0.55%
1,800	Net 1 Ueps Technologies, Inc. (South Africa) *	20,250

General Bldg Contractors - Residential Bldgs - 0.76%
2,067	Installed Building Products, Inc. *	28,029

Hotels & Motels - 1.00%
1,500	Pinnacle Entertainment, Inc. *	37,020

Miscellaneous Chemical Product - 1.54%
2,000	Flotek Industries, Inc. *	56,760

Miscellaneous Food Preparation - 0.33%
1,000	Inventure Foods, Inc. *	12,300

Motor Vehicle Parts & Accessories - 3.75%
1,500	Gentex Corp.	43,380
3,100	Tower International, Inc. *	94,984
		138,364
Oil & Gas Field Exploration Services - 3.28%
9,500	Kodiak Oil & Gas Corp. *	120,935

Paper Mills - 2.13%
2,700	KapStone Paper and Packaging Co. *	78,435

Pharmaceutical Preparations - 13.01%
3,898	ANI Pharmaceuticals, Inc. *	124,151
4,038	Lannett Co. *	168,708
12,500	POZEN, Inc.	107,375
700	Salix Pharmaceuticals Ltd. *	79,856
		480,090
Printed Circuit Boards - 0.55%
2,000	Flextronics International Ltd. (Singapore) *	20,340

Radio & TV Broadcasting - 1.56%
1,650	Ubiquiti Networks, Inc. *	57,684

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2014

Shares		Value

Radio & TV Broadcasting & Communication - 1.08%
1,200	Arris Group, Inc. *	$ 39,732

Railroad Equipment - 1.88%
800	Trinity Industries, Inc.	69,224

Refuse Systems - 3.75%
14,100	Vertex Energy, Inc. *	138,321

Retail - Eating Places - 1.99%
2,500	Zoe's Kitchen, Inc. *	73,250

Retail - Grocery Stores - 0.15%
500	Papa Murphy's Holdings, Inc. *	5,475

Retail - Radio, TV & Consumer Electronics - 8.22%
6,500	Conns, Inc. *	303,160

Retail - Shoe Stores - 1.02%
1,500	DSW, Inc.	37,575

Semiconductors & Related Devices - 8.46%
7,000	Alliance Fiber Optic Products, Inc.	141,960
2,000	Applied Optoelectronics, Inc. *	42,820
500	Cavium, Inc. *	24,490
2,000	Diodes, Inc *	55,340
2,500	Spansion, Inc. Class A *	47,625
		312,235
Services - Auto Rental & Leasing - 3.74%
500	AMERCO	138,050

Services-Business Services, NEC - 1.08%
800	GrubHub, Inc. *	27,264
300	Qiwi Plc. ADR	12,675
		39,939
Services - Computer Processing & Data Processing - 2.72%
9,000	Carbonite, Inc. *	100,440

Services-Prepackaged Software - 0.35%
1,000	Endurance International Group Holdings, Inc. *	13,050

TOTAL FOR COMMON STOCKS (Cost $3,126,720) - 92.24%		3,403,782

* Non-income producing securities during the period.

ADR - American depositary receipt.

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2014

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - 1.95%
1,000	Columbia Property Trust, Inc.	$ 26,290
500	Ryman Hospitality Properties, Inc.	23,065
2,000	Spirit Realty Capital, Inc.	22,580
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $71,250) - 1.95%		71,935

SHORT-TERM INVESTMENTS - 7.38%
272,443	Huntington Money Market IV 0.01% **	272,443
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $272,443) - 7.38%		272,443

TOTAL INVESTMENTS (Cost $3,470,413) *** - 101.57%		3,748,160

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.57)%		(58,056)

NET ASSETS - 100.00%		$ 3,690,104

** Variable rate security; the money market rate shown represents the yield at May 31, 2014.

*** Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,583,379 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation                     $       214,007

Unrealized depreciation                              (49,226)

Net unrealized appreciation               $       164,781

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2014

Assets:
Investments in Securities, at Value (Cost $3,470,413)	$ 3,748,160
Receivables:
Dividends and Interest	389
Securities Sold	260,372
Total Assets	4,008,921
Liabilities:
Payables:
Securities Purchased	312,965
Due to Advisor	5,852
Total Liabilities	318,817
Net Assets	$ 3,690,104

Net Assets Consist of:
Paid-In Capital	$ 3,315,429
Accumulated Undistributed Realized Gain on Investments	96,928
Unrealized Appreciation in Value of Investments	277,747
Net Assets, for 333,488 Shares Outstanding	$ 3,690,104
(Unlimited number of shares authorized without par value)

Net Asset Value Per Share and Offering Price	$ 11.06

Minimum Redemption Price Per Share * (Note 5)	$ 10.95

* The Fund will impose a 1.00% redemption fee on shares redeemed less than one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended May 31, 2014

Investment Income:
Dividends (net of $49 of foreign tax withheld)	$ 12,560
Interest	20
Total Investment Income	12,580

Expenses:
Advisory Fees (Note 4)	66,940
Total Expenses	66,940

Net Investment Loss	(54,360)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,227,484
Net Change in Unrealized Appreciation on Investments	76,315
Realized and Unrealized Gain on Investments	1,303,799

Net Increase in Net Assets Resulting from Operations	$ 1,249,439

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	5/31/2014	5/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (54,360)	$ (34,657)
Net Realized Gain on Investments	1,227,484	198,798
Net Change in Unrealized Appreciation on Investments	76,315	266,042
Net Increase in Net Assets Resulting from Operations	1,249,439	430,183

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(935,941)	-
Total Dividends and Distributions Paid to Shareholders	(935,941)	-

Capital Share Transactions (Note 5)	452,349	(308,816)

Total Increase in Net Assets	765,847	121,367

Net Assets:
Beginning of Year	2,924,257	2,802,890

End of Year (Including Undistributed Net Investment Income/(Loss) of $0 and $0, respectively)	$ 3,690,104	$ 2,924,257

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

MAY 31, 2014

Selected data for a share outstanding throughout the period:

	Years Ended
	5/31/2014	5/31/2013	5/31/2012	5/31/2011	5/31/2010

Net Asset Value, at Beginning of Year	$ 10.13	$ 8.70	$ 10.29	$ 7.69	$ 7.07

Income From Investment Operations:
Net Investment Loss **	(0.17)	(0.11)	(0.10)	(0.04)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.43	1.54	(1.49)	2.65	0.64
Total from Investment Operations	4.26	1.43	(1.59)	2.61	0.62

Distributions:
Net Investment Income	-	-	-	(0.01)	-
Net Realized Gain	(3.33)	-	-	-	-
Total from Distributions	(3.33)	-	-	(0.01)	-

Net Asset Value, at End of Year	$ 11.06	$ 10.13	$ 8.70	$ 10.29	$ 7.69

Total Return ***	44.56%	16.44%	(15.45)%	33.99%	8.77%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,690	$ 2,924	$ 2,803	$ 3,544	$ 2,597
Before Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.90%	2.18%	2.87%
Ratio of Net Investment Loss to Average Net Assets	(1.54)%	(1.23)%	(1.01)%	(1.39)%	(2.58)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.90%	1.23%	0.51%
Ratio of Net Investment Loss to Average Net Assets	(1.54)%	(1.23)%	(1.01)%	(0.43)%	(0.22)%
Portfolio Turnover	752.40%	420.17%	315.50%	442.59%	169.32%

** Per share net investment loss has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014

Note 1. Organization

The Meyers Capital Aggressive Growth Fund (the “Fund”) is the sole series of the Meyers Capital Investments Trust (the “Trust”), a non-diversified, open-end investment company, registered with the Securities and Exchange Commission.  The Trust was organized on January 7, 2008, under the laws of Ohio by an Agreement and Declaration of Trust.  The Fund commenced investment operations on September 2, 2008.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series.  The investment advisor to the Fund is Meyers Capital Management Group, LLC (the “Advisor”).  The Fund seeks to achieve long-term appreciation in the value of its shares.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2014

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

The Fund recognizes tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2011-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions are recorded on the ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassification of Capital Account- GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of May 31, 2014, the Fund reclassified permanent book/tax differences of $54,360 from net investment loss to accumulated undistributed realized gain.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2014

Note 3. Fair Value

GAAP establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. It applies to fair value measurements already required or permitted by existing standards. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy under GAAP are described as follows:

Level 1 – Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Fund has the ability to access.

Level 2 – Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in inactive markets. Level 2 inputs include those other than quoted prices that are observable for the asset or liability and that are derived principally from, or corroborated by, observable market inputs by correlation or other means. If the asset or liability has a specified term the Level 2 inputs must be observable for substantially the full term of the asset or liability.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at May 31, 2014 and May 31, 2013.

Investments – Valued at quoted market prices.

The preceding methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Fund believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The following table presents the Fund’s assets measured at fair value on a recurring basis at May 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 3,403,782	-	-	$ 3,403,782
Real Estate Investment Trusts (a)	71,935	-	-	71,935
Short-Term Investments:
Huntington Money Market IV	272,443	-	-	272,443
	$ 3,748,160	-	-	$ 3,748,160

(a) Refer to the Fund's Schedule of Investments for a listing of securities by security type and industry.

The Fund did not have any liabilities that were measured at fair value on the recurring basis at May 31, 2014.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2014

There were no transfers into or out of Level 1 or Level 2 during the year ended May 31, 2014. The Fund considers transfers into and out of all Levels as of the end of the reporting period.

The Fund did not hold any Level 3 assets during the year ended May 31, 2014. For more detail on the investments, please refer to the Schedules of Investments. The Fund did not hold any derivative instruments at any time during the year ended May 31, 2014.

Note 4. Investment Management Agreement

The Fund has an investment advisory agreement with Meyers Capital Management Group, LLC (the “Advisor”), under which the Advisor selects the securities and manages the investments for the Fund. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Advisor pays all operating expenses of the Fund, with the exception of acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any), taxes and extraordinary expenses. From the Fund's inception to October 1, 2010, the management fee was performance-based.  However, commencing October 1, 2010, the advisory fee does not have a performance element and is equal to an annual fee of 1.90% of the Fund's average daily net assets.   For the year ended May 31, 2014, the Advisor earned a gross fee of $66,940 from the Fund.  The Fund owed the Advisor $5,852 as of May 31, 2014.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares, with no par value.  The total paid-in capital as of May 31, 2014, was $3,315,429.  Transactions in capital were as follows:

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	858	$ 9,400	2,434	$ 31,333
Shares reinvested	91,045	935,941	-	-
Shares redeemed	(46,986)	(492,992)	(35,947)	(340,149)
Total decrease	44,917	$ 452,349	(33,513)	$ (308,816)

Shareholders will be subject to a Redemption Fee on redemptions equal to 1% of the net asset value of the Fund shares redeemed within one year after their purchase.  For the year ended May 31, 2014, there were no redemption fees collected.

Note 6. Investment Transactions

For the year ended May 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $24,321,162 and $24,910,457, respectively.

Note 7. Tax Matters

As of May 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2014

Accumulated Undistributed Ordinary Income	$ 209,894
Unrealized Appreciation	164,781
Total Distributable Earnings	$ 374,675

Gross unrealized appreciation on investment securities	214,007
Gross unrealized depreciation on investment securities	(49,226)
Net unrealized appreciation on investment securities	$ 164,781

Cost of investment securities, including ST investments #	$ 3,583,379

# The difference between the tax cost and book cost basis of investments is due to wash sales disallowed for tax purposes.

On December 24, 2013, the Fund declared a distribution of $.27005 per share of long term capital gain and a distribution of $3.06144 per share of short term capital gain.

There were no distributions paid during the year ended May 31, 2013.

The tax character of distributions paid during the years ended May 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$ -	$ -
Short-term Gain	$ 860,074	$ -
Long-term Gain	$ 75,867	$ -
Total	$ 935,941	$ -

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of May 31, 2014, Frank and Anita Meyers owned approximately 86% of the Fund and may be deemed to control the Fund.

Note 9.  New Accounting Pronouncement

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Note 10.  Change of Service Provider

On May 8, 2014, Cohen Fund Audit Services, Ltd., has been selected to serve as the independent registered public accounting firm for the Fund for its fiscal year ending May 31, 2014.  The reports of Skoda Minotti, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal years/period ended May 31, 2011 through May 31, 2013, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Fund and Skoda Minotti on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of Skoda Minotti, would have caused them to make reference to the disagreement in their reports on the financial statements for such years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Meyers Capital Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meyers Capital Aggressive Growth Fund (the “Fund”), a series of Meyers Capital Investments Trust, as of May 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The Fund’s financial statements and financial highlights for the years ended prior to May 31, 2014, were audited by other auditors, whose report dated July 15, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meyers Capital Aggressive Growth Fund as of May 31, 2014, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 29, 2014

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

EXPENSE ILLUSTRATION

MAY 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Meyers Capital Aggressive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, December 1, 2013 through May 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	December 1, 2013	May 31, 2014	December 1, 2013 to May 31, 2014

Actual	$1,000.00	$1,135.21	$10.11
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.46	$9.55

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

TRUSTEE TABLE

MAY 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.  These Trustees each earn $500 per semi-annual period.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Mary Lynn Hohman Address: 2676 Andover Road Columbus, Oh 43221, Year of Birth: 1962	Trustee	Indefinite/ February 12, 2010 to present	Real Estate Agent, Re/Max Associates Realtors, Columbus, OH	1	None
Frank Iafolla Year of Birth: 1945	Trustee	Indefinite/ April 2008 to present	Owner, Pro-Deck (contracting company), 1986-present	1	None

1 Unless otherwise specified, the mailing address of each Trustee is c/o Meyers Capital Investments Trust, 2695 Sandover Road, Columbus, Ohio 43220.

2 The “Fund Complex” consists of Meyers Capital Investments Trust.

The following table provides information regarding each Trustee and Officer who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past 5 Years
Frank B. Meyers[2] Year of Birth: 1957	Trustee, President, Treasurer and Chief Compliance Officer	Indefinite/ January 2008 to present	President, Meyers Capital Management Group, LLC (adviser to the Trust), 2008-present; Private Investor, Self-Employed, 2001-2008	1	None
Anita E. Meyers Year of Birth: 1958	Secretary	Indefinite/ January 2008 to present	Pharmacist, Bioscrip, 2002-present	N/A	NA

1Unless otherwise specified, the address of each Trustee and officer is 2695 Sandover Road, Columbus, Ohio 43220.

2 Frank B. Meyers is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and the Managing Member of the Fund’s Adviser.  Frank B. Meyers and Anita E. Meyers are spouses.

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

ADDITIONAL INFORMATION

MAY 31, 2014 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request or by visiting http://meyersfunds.com.  You may call toll-free (866) 232-3837 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (866) 232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 232-3837.

Renewal of Management Agreement

The Trustees’ review, at an in-person meeting held May 8, 2014, included, but was not limited to:  (1) the nature, extent and quality of services provided to the Fund; (2) investment performance of the Fund and the adviser; (3) costs of the services and profits of the adviser (including any affiliates) and fees charged by the adviser to other institutional clients; (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits from or shares in the economies of scale.  The Trustees' review was informed by supplemental information describing the Fund's performance and fees as compared to a broad-based securities market index and a peer group of similar funds.  As part of its deliberations, the Board also considered and relied upon the information about the Fund and the adviser that the Trustees had received throughout the year as part of their ongoing oversight of the Fund and its operations.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the adviser.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the adviser, the Board considered the adviser's investment philosophy, strategies, implementation process, trade execution and compliance oversight.  In addition, the Trustees reviewed highlights from the adviser's Form ADV which described the operations and policies of the adviser.  The Trustees also reviewed a description of the organizational structure of the adviser, noting that the adviser operates with a single member, Frank Meyers, performing all the principal functions of the adviser.  The Trustees noted that while the adviser does not have the depth of employees that other adviser's may possess, Mr. Meyers devotes nearly 100% of his time to the Fund and is not distracted by having other accounts to manage.  Therefore, the Trustees concluded that the adviser is adequately staffed relative to its responsibilities and obligations to the Fund, in part, because of the Fund's growth stock focus.  They also

MEYERS CAPITAL AGGRESSIVE GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2014 (UNAUDITED)

observed that the adviser's operational and compliance processes are well-designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the adviser's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and plans for other promotional activities.  The adviser also certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also considered asking the adviser to present a summary of the adviser's unaudited financial statements.  However, as a single member limited liability company that does not have custody of client assets, the adviser has no need for financial statements separate from those of Mr. Meyers.  Consequently, the Trustees concluded that the large amount of Mr. Meyers' personal assets invested in the Fund and the security agreement between the adviser, Mr. Meyers and the Fund were sufficient to give reasonable assurance that the adviser can fulfill any financial obligation to the Fund.  The Trustees concluded that the adviser has provided reasonable quality advisory services to the Fund, and that the nature and extent of services provided by the adviser were reasonable and consistent with the Board's expectations.

Performance.  As to the Fund's performance, the Trustees reviewed performance information relative to the Fund's benchmark, the Russell 2000 Growth Index, and peer groups for roughly similar-sized funds with a small cap growth equity investment strategy.  The Trustees noted that from inception on September 2, 2008 through March 31, 2014, the Fund had returned 7.35% annualized, which was 3.65% below that of the Fund's Index, which returned 11.00% over the same period.  They also noted the most recent annual performance for the year ended March 31, 2014 during which the Fund had a return of 49.04%, while the Fund's benchmark index rose only 27.19% and the peer group rose only 23.55%.  Next, the Trustees reviewed full year performance for 2009, 2010, 2011, 2012, and 2013 noting that while the Fund underperformed its benchmark index, it has reversed the trend when measured on a year ended March 31, 2014 basis.  They also noted that the Fund outperformed its peer group in 2010, but underperformed in 2009, 2011, 2012 and 2103, but it has reversed the trend against the peer group when measured on a year ended March 31, 2014 basis.  Additionally, the Trustees noted for the months of March and April 2014, the Fund has ranked in the top ten among small cap growth funds reviewed by the Wall Street Journal.  Also, the Trustees concurred with the adviser's view that, generally, over time, at least some portion of any below-index performance could be attributed to the fees and expenses paid by the Fund when compared to the index that pays none.  Furthermore, they noted that the Fund's performance is, and will likely remain, highly reliant on the adviser's individual stock selection because the adviser does not pursue an index-tracking strategy.  Consequently, performance should be expected to vary from the index on an ongoing basis.  They noted that even though in the past the Fund's performance was below expectations, it was nonetheless, when viewed in the totality of circumstances, including more recent performance, reasonable.  The Trustees also observed that the adviser has no other clients and, consequently, no comparison of the Fund's performance versus other clients could be made.  Overall, the Trustees concluded that performance was acceptable, although they would continue to monitor performance with the expectation that performance versus the Fund's index and peer group would remain improved based on the adviser's ongoing focus on its stock selection strategy.

Fees and Expenses.  The Trustees then reviewed information in the peer group studies comparing the expense ratio of the Fund to those of a peer group.  Because the Fund is structured as a unitary or universal fee fund, the Trustees compared total Fund expenses to a peer group of similar-sized small cap growth equity funds rather than focusing solely on management fees.  They noted that the Fund's total fees of 1.90% were somewhat above the peer group average of 1.50%, but within a range of reasonable fees represented by the peer group.  They also noted that the adviser has no affiliated entities such as a broker-dealer that might be in position to derive revenue from a relationship with the Fund.  Additionally, they noted that because the adviser has no other clients, no other client fee comparisons could be made.  The Trustees concluded that the Fund's unitary management fee is fair and reasonable, particularly when considering the small size of the Fund.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that the Fund is not able to achieve economies of scale at this time due to the small size of the Fund, but would revisit the issue as Fund assets grow.

Profitability.  As to costs incurred by and profits realized by the adviser, the Board reviewed information regarding the adviser's management fee income based on an average asset size of $3.4 million, which is representative of the Fund over the past year.  The Trustees observed that the adviser pays all ordinary Fund expenses under the unitary fee structure and that, in total, the adviser's relationship with the Fund is only marginally profitable or not profitable at all, if portfolio manager expense is imputed to the profit analysis.  After a discussion regarding the adviser's financial wherewithal based upon the net assets of its sole member and the security agreement provided by the sole member and the adviser, the Board concluded that the adviser has adequate resources to fulfill its responsibilities to the Fund.  The Trustees determined that the adviser was not excessively profitable.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Board of Trustees

Frank B. Meyers, Chairman

Frank Iafolla

Mary Lynn Hohman

Investment Adviser

Meyer Capital Management Group, LLC

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Meyers Capital Aggressive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 14,000

FY 2013

$ 10,800

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 3,000

FY 2013

$ 3,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 3,000

FY 2013

$ 3,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meyers Capital Investments Trust

By /s/Frank B. Meyers

     Frank B. Meyers

     President and Treasurer

Date: August 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Frank B. Meyers

     Frank B. Meyers

     President and Treasurer

Date August 4, 2014

*Print the name and title of each signing officer under his or her signature.